Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2009 of Cumberland Pharmaceuticals Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, A. J. Kazimi, Chief Executive Officer, and David L. Lowrance, Vice President and Chief Financial Officer, of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350), that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ A. J. Kazimi
A. J. Kazimi
Chief Executive Officer August 31, 2009

/s/ David L. Lowrance
David L. Lowrance
Vice President and Chief Financial Officer August 31, 2009